EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2020
EARNINGS PER SHARE
NOTE 15 - EARNINGS PER SHARE

Weighted average number of common shares outstanding:

In Thousands of Shares
Description	2020	2019	2018
Issued common shares at January 1	71,218	64,676	56,378
Effect of shares issued	2,605	4,169	4,088
Weighted average number of common shares outstanding at December 31	73,823	68,845	60,466

Diluted loss per share was the same amount as basic loss per share, as the effect of options and warrants would have been anti-dilutive because the Corporation incurred losses in each of the years presented. All outstanding options could potentially be dilutive in the future.